                        FEDERAL REALTY INVESTMENT TRUST
================================================================================

                           Supplemental Information
                              September 30, 1997

================================================================================

                               TABLE OF CONTENTS


1.   Debt  Summary...........................................................E-2

2.   Occupancy
           Percentage Leased.................................................E-3
           Economic Occupancy................................................E-4
           Regional Breakdown................................................E-5

3.   Leases Signed Analysis
           Comparable and Non-Comparable.....................................E-6

4.   Press Release...........................................................E-7

5.   Glossary of Terms......................................................E-10



================================================================================


                          1626 East Jefferson Street
                        Rockville, Maryland  20852-4041
                                 301/998-8100

FEDERAL REALTY INVESTMENT TRUST
DEBT ANALYSIS (EXCLUDING CAPITAL LEASES AND INTEREST RATE SWAPS)
SEPTEMBER 30, 1997

-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                      Balance
                                                                           Maturity      Rate      (in thousands)
                                                                         ----------   ---------    --------------
MORTGAGES
                Barracks Road                                              06/01/98        9.77%      $    21,123
                Falls Plaza                                                06/01/98        9.77%            4,200
                Old Keene Mill                                             06/01/98        9.77%            6,885
                West Falls                                                 06/01/98        9.77%            4,819
                Loehmanns Plaza                                            07/21/98        9.75%            6,348
                Federal Plaza                                              03/10/01        8.95%           28,159
                Tysons Station                                             09/01/01       9.875%            4,221
                Bristol                                                    08/01/98        9.65%           10,852
                Escondido (Municipal bonds) purchased 12/31/96             10/01/16  Variable ##            9,400

                                                                                                      $    96,007
                                                                                                      ===========

NOTES PAYABLE
                Revolving credit facilities                                   libor +.75%             $    65,286
                Note issued in connection with
                 tenant buyout at Queen Anne Plaza                         01/15/06        8.875%           1,205
                Note issued in connection with
                 renovation of Perring Plaza                               01/31/13        10.00%           2,798
                Other                                                       various       various             266
                                                                                                      -----------
                                                                                                      $    69,555
                                                                                                      ===========
UNSECURED PUBLIC DEBT
                5 1/4% Convertible subordinated                            04/30/02        5.250%     $       289
                   debentures
                5 1/4% Convertible subordinated                            10/28/03        5.250%          75,000
                   debentures
                8 7/8% Notes (fixed)                                       01/15/00        8.875%          75,000
                8 7/8% Notes (fixed) *                                     01/15/00        7.530%          25,000
                8% Notes (fixed)                                           04/21/02        8.000%          25,000
                6 5/8% Notes (fixed)                                       12/01/05        6.625%          40,000
                7.48% Debentures                                           08/15/26        7.480%          50,000
                6.82% Medium Term Notes                                    08/01/27        6.820%          40,000
                                                                                                      -----------

                                                                                                      $   330,289
                                                                                                      ===========

                                                Total fixed rate debt                                 $   421,165         84.94%

                                                Total variable rate debt                                   74,686         15.06%
                                                                                                      -----------    -----------

                                                Total debt                                            $   495,851        100.00%
                                                                                                      ===========    ===========

                                                Weighted average interest rate:
                                                  Fixed rate debt                                            7.65%
                                                  Variable on revolving facilities                           6.40% **
                                                  Variable on muncipal bonds                                   ##


* The Trust purchased an interest rate swap on $25 million which sold for $1.5 million, thereby decreasing the effective interest rate.
** Weighted average interest rate on revolving credit facilities for nine months ended September 30, 1997
## The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.

FEDERAL REALTY INVESTMENT TRUST
Percentage Leased Analysis
September 30, 1997

------------------------------------------------------------------------------------------------------------------------------------

       OVERALL OCCUPANCY
 (Quarter to Quarter Analysis)                            September 30, 1997                        September 30, 1996
                                               ---------------------------------------    ---------------------------------------

              Type                                Size         Leased       Occupancy        Size         Leased       Occupancy
-----------------------------------            -----------   -----------   -----------    -----------   -----------   -----------
Retail Properties (square feet)                 12,856,798    12,202,952           95%      12,324,469   11,509,125           93%
Rollingwood Apartments (# of units)                    282           282          100%             282          281           99%

       OVERALL OCCUPANCY
      (Rolling 12 Months)                                 September 30, 1997                         June 30, 1997
                                               ---------------------------------------    ---------------------------------------
              Type                                 Size        Leased       Occupancy        Size          Leased       Occupancy
-----------------------------------            -----------   -----------   -----------    -----------   -----------   -----------

Retail Properties (square feet)                 12,856,798     12,202,952          95%     12,770,492    11,986,868           94%
Rollingwood Apartments (# of units)                    282            282         100%            282           280           99%

       OVERALL OCCUPANCY
      (Rolling 12 Months)                                   March 31, 1997                         December 31, 1996
                                               ---------------------------------------    ---------------------------------------
              Type                                 Size        Leased       Occupancy        Size         Leased       Occupancy
-----------------------------------            -----------   -----------   -----------    -----------   -----------   -----------
Retail Properties (square feet)                 13,046,013    12,228,746           94%     12,733,461    11,935,107           94%
Rollingwood Apartments (# of units)                    282           281           99%            282           278           98%

------------------------------------------------------------------------------------------------------------------------------------

    SAME CENTER OCCUPANCY
 (Quarter to Quarter Comparison)                          September 30, 1997                        September 30, 1996
                                               ---------------------------------------    ---------------------------------------
              Type                                 Size        Leased       Occupancy         Size         Leased      Occupancy
-----------------------------------            -----------   -----------   -----------    -----------   -----------   -----------
Retail Properties (square feet)                 11,096,212    10,577,015           95%     10,916,125    10,324,076           95%
Rollingwood Apartments (# of units)                    282           282          100%            282           281           99%

     SAME CENTER OCCUPANCY
      (Rolling 12 Months)                                 At September 30, 1997                        At June 30, 1997
                                                ---------------------------------------    ---------------------------------------

              Type                                 Size          Leased      Occupancy         Size        Leased       Occupancy

-----------------------------------             -----------   -----------   -----------    -----------   -----------   -----------
Retail Properties (square feet)                  11,096,212    10,577,015           95%     11,150,587    10,531,352           94%
Rollingwood Apartments (# of units)                     282           282          100%            282           280           99%


     SAME CENTER OCCUPANCY
      (Rolling 12 Months)                                 At March 31, 1997                           At December 31, 1996
                                                ---------------------------------------    ---------------------------------------

              Type                                  Size         Leased      Occupancy         Size        Leased       Occupancy
-----------------------------------             -----------   -----------   -----------    -----------   -----------   -----------
Retail Properties (square feet)                  11,425,601    10,762,859           94%     11,247,168    10,625,745           94%
Rollingwood Apartments (# of units)                     282           281           99%            282           278           98%

FEDERAL REALTY INVESTMENT TRUST
ECONOMIC OCCUPANCY ANALYSIS
SEPTEMBER 30, 1997

----------------------------------------------------------------------------------------------------------------------------------

  OVERALL ECONOMIC OCCUPANCY
 (Quarter to Quarter Analysis)                             September 30, 1997                       September 30, 1996
                                                ---------------------------------------    ---------------------------------------
                                                                 Leases                                     Leases
                                                               Generating    Economic                     Generating    Economic
                Type                                Size         Income      Occupancy         Size         Income      Occupancy
-----------------------------------             -----------   -----------   -----------    -----------   -----------   -----------
Retail Properties (square feet)                  12,856,798    12,056,781           94%     12,324,469    11,277,086           92%
Rollingwood Apartments (# of units)                     282           276           98%            282           277           98%

 OVERALL ECONOMIC OCCUPANCY
    (Rolling 12 Months)                                   September 30, 1997                            June 30, 1997
                                                ---------------------------------------    ---------------------------------------
                                                                 Leases                                     Leases
                                                               Generating    Economic                     Generating    Economic
                Type                                Size         Income      Occupancy         Size         Income      Occupancy
-----------------------------------             -----------   -----------   -----------    -----------   -----------   -----------
Retail Properties (square feet)                  12,856,798    12,056,781           94%     12,770,492    11,724,538           92%
Rollingwood Apartments (# of units)                     282           276           98%            282           280           99%

 OVERALL ECONOMIC OCCUPANCY
    (Rolling 12 Months)                                    March 31, 1997                            December 31, 1996
                                                ---------------------------------------    ---------------------------------------
                                                                 Leases                                     Leases
                                                               Generating    Economic                     Generating    Economic
                Type                                Size         Income      Occupancy         Size         Income      Occupancy
-----------------------------------             -----------   -----------   -----------    -----------   -----------   -----------
Retail Properties (square feet)                  13,046,013    11,982,214           92%     12,733,461    11,680,876           92%
Rollingwood Apartments (# of units)                     282           276           98%            282           277           98%

----------------------------------------------------------------------------------------------------------------------------------


 SAME CENTER ECONOMIC OCCUPANCY
 (Quarter to Quarter Comparison)                            September 30, 1997                     September 30, 1996
                                                ---------------------------------------    ---------------------------------------
                                                                 Leases                                     Leases
                                                               Generating    Economic                     Generating    Economic
                Type                                Size         Income      Occupancy         Size         Income      Occupancy
-----------------------------------             -----------   -----------   -----------    -----------   -----------   -----------
Retail Properties (square feet)                  11,096,212    10,433,345           94%     10,916,125    10,140,923           93%
Rollingwood Apartments (# of units)                     282           276           98%            282           277           98%

 SAME CENTER ECONOMIC OCCUPANCY
     (Rolling 12 Months)                                At September 30, 1997                             At June 30, 1997
                                                ---------------------------------------    ---------------------------------------
                                                                 Leases                                     Leases
                                                               Generating    Economic                     Generating    Economic
                Type                                Size         Income      Occupancy         Size         Income      Occupancy
-----------------------------------             -----------   -----------   -----------    -----------   -----------   -----------
Retail Properties (square feet)                  11,096,212    10,433,345           94%     11,150,587    10,269,022           92%
Rollingwood Apartments (# of units)                     282           276           98%            282           280           99%

 SAME CENTER ECONOMIC OCCUPANCY
     (Rolling 12 Months)                                   At March 31, 1997                        At December 31, 1996
                                                ---------------------------------------    ---------------------------------------
                                                                 Leases                                     Leases
                                                               Generating    Economic                     Generating    Economic
                Type                                Size         Income      Occupancy         Size         Income      Occupancy
-----------------------------------             -----------   -----------   -----------    -----------   -----------   -----------
Retail Properties (square feet)                  11,425,601    10,518,375           92%     11,247,168    10,378,343           92%
Rollingwood Apartments (# of units)                     282           276           98%            282           277           98%

FEDERAL REALTY INVESTMENT TRUST
REGIONAL OCCUPANCY ANALYSIS
SEPTEMBER 30, 1997

----------------------------------------------------------------

                                       Total Square    Occupancy
  Region                                  Footage       09/30/97
------------                           ------------    ---------
Northeast                                 5,584,038        96%
Mid-Atlantic                              5,167,187        96%
Mid-West                                    770,484        96%
Southeast                                   634,076        80%
West Coast                                  701,013        85%

----------------------------------------------------------------

                                       Total Square    Occupancy
  Region                                 Footage        09/30/97
------------                           ------------    ---------
Northeast                                 5,584,038        96%
  Anchor                                  3,421,593        98%
  Small Shops                             2,162,445        94%

Mid-Atlantic                              5,167,187        96%
  Anchor                                  2,559,418        99%
  Small Shops                             2,607,769        94%

Mid-West                                    770,484        96%
  Anchor                                    434,157        97%
  Small Shops                               336,327        94%

Southeast                                   634,076        80%
  Anchor                                    302,275        76%
  Small Shops                               331,801        83%

West Coast                                  701,013        85%
  Anchor                                    152,944       100%
  Small Shops                               548,069        81%

FEDERAL REALTY INVESTMENT TRUST
Leasing Activity
September 30, 1997

-----------------------------------------------------------------------------------------------------------------------------------


COMPARABLE
                                                                             Weighted         Average Prior
                                       Number of          Square           Average Lease         Rent Per
Rolling 12 Months                    Leases Signed         Feet             Term (Years)       Square Foot
-----------------                   ---------------    ---------------    ---------------    ---------------
   3rd Quarter 1997                              69            270,550                7.9    $         14.21
   2nd Quarter 1997                              73            357,162                9.6    $         13.32
   1st Quarter 1997                              58            220,452                6.9    $         11.09
   4th Quarter 1996                              85            469,455               10.7    $         10.88
        TOTAL                                   285          1,317,619                9.2    $         12.26

                                                                                                 Estimated
                                    Average Current                          Percentage           Tenant
                                        Rent Per          Annualized          Increase          Improvement
Rolling 12 Months                     Square Foot      Increase in Rent    over Prior Rent         Costs
-----------------                   ---------------    ----------------    ---------------    ---------------
   3rd Quarter 1997                 $         16.12    $        518,342                13%    $     1,269,000
   2nd Quarter 1997                 $         15.11    $        637,973                13%    $     2,847,000
   1st Quarter 1997                 $         14.88    $        836,236                34%    $     3,162,000
   4th Quarter 1996                 $         15.94    $      2,376,264                47%    $     6,988,000
        TOTAL                       $         15.58    $      4,368,815                27%    $    14,266,000

NON-COMPARABLE                                                Weighted                                               Estimated
                                                               Average                             Annualized         Tenant
                        Number of            Square            Lease          Average Rent Per      Current         Improvement
Rolling 12 Months     Leases Signed           Feet          Term (Years)        Square Foot           Rent             Costs
-----------------    ---------------    ---------------    ---------------    ---------------    ---------------   ---------------
  3rd Quarter 1997                15             99,537               10.0    $         18.60    $     1,851,254   $       133,000
  2nd Quarter 1997                 7             81,229               11.5    $         11.75    $       954,526   $       348,000
  1st Quarter 1997                 7             29,178               12.4    $         19.86    $       579,585   $        70,000
  4th Quarter 1996                 8            170,449               18.3    $         12.85    $     2,189,679   $       995,000
       TOTAL                      37            380,393                9.9    $         14.66    $     5,575,044   $     1,546,000

                                                        Kathy Klein
                                                        Vice President
                                                        Corporate Communications
                                                        (301) 998-8211


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                        THIRD QUARTER OPERATING RESULTS



October 29, 1997
Rockville, Maryland

     Federal Realty Investment Trust (NYSE:FRT) today reported funds from operations (FFO) of $20.0 million or $.51 per share, for the quarter ended September 30, 1997, compared to $17.2 million or $.50 per share for the same period last year. On a year-to-date basis, the company reported FFO of $58.9 million or $1.52 per share for the nine months ended September 30, 1997, a per share increase of 5% over FFO of $48.0 million or $1.45 per share for the same period in the prior year.

     A comparison of property operations for the third quarter of 1997 versus the third quarter of 1996 shows the following:

 .    Rental income increased 13% to $46.1 million in 1997 from $40.9 million in
     1996. When adjusted to exclude properties acquired and sold during 1996 and 1997, rental income increased 3% to $40.9 million in 1997 from $39.7 million in 1996.

 .    During the third quarter of 1997, the Trust signed leases for a total
     370,000 square feet. On a same space basis, the Trust re-leased 271,000 square feet at an average increase in rent per square foot of 13%. The weighted average rent on these leases was $16.12 per square foot compared to the previous average rent of $14.21 per square foot for the same spaces.

 .    Same property occupancy stood at 95% at both September 30, 1997  and 1996.
     At September 30, 1997, the Trust's overall portfolio was 95% leased compared to 93% a year ago.

     Commenting on the quarter, Steven J. Guttman, President and Chief Executive Officer stated, "We are pleased with our strong results year-to-date. Federal's FFO performance through the first nine months of 1997 reflects the continued strength of the retail fundamentals at work in our core markets. Demand for our retail space remains strong and is fueling rental income growth and improved occupancies. In addition, we are pleased with our aggressive pace of acquisitions. Year-to-date our acquisition activity now totals approximately $146 million and is on pace for roughly $200 million in total closings by year end. We are also taking advantage of the strong real estate markets to dispose
of non-core properties.   So far in 1997, the Trust has sold three properties
generating proceeds of approximately $22 million."

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 96 retail properties, consisting of neighborhood and community shopping centers and main street retail properties, located in strategic metropolitan markets across the United States. These markets include Boston, New York, Philadelphia, Washington, D.C., Chicago, Portland, San Francisco, Los Angeles, San Jose and San Diego.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 30 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol: FRT.

                                      ###

                             FINANCIAL HIGHLIGHTS
                     (in thousands, except per share data)

                                          Three Months Ended           Nine Months Ended
                                            September 30,                September 30,
OPERATING RESULTS                           1997      1996            1997            1996
-----------------                        ---------  ---------       ---------      ---------
REVENUES
  Rental income                          $  46,109  $  40,895       $ 137,090      $ 121,555
  Interest                                   1,712      1,229           4,660          3,148
  Other income                               1,992      2,213           7,512          6,976
                                         ---------  ---------       ---------      ---------
                                            49,813     44,337         149,262        131,679
EXPENSES
  Rental                                    10,191      8,793          31,196         30,510
  Real estate taxes                          4,936      4,142          14,402         12,111
  Interest                                  11,964     11,271          35,952         33,559
  Administrative                             1,968      2,252           6,562          6,074
  Depreciation and amortization             10,325      9,449          30,853         28,125
                                         ---------  ---------       ---------      ---------
                                            39,384     35,907         118,965        110,379
                                         ---------  ---------       ---------      ---------
OPERATING INCOME BEFORE INVESTORS'
 SHARE OF OPERATIONS AND (LOSS)/GAIN
 ON SALE OF REAL ESTATE                     10,429      8,430          30,297         21,300
  Investor's share of operations              (281)      (307)           (862)          (254)
                                         ---------  ---------       ---------      ---------
INCOME BEFORE (LOSS)/GAIN ON SALE OF
 REAL ESTATE                                10,148      8,123          29,435         21,046
  (Loss)/gain on sale of real estate          (659)       ---           6,375            ---
                                         ---------  ---------       ---------      ---------
NET INCOME                               $   9,489  $   8,123       $  35,810      $  21,046
                                         =========  =========       =========      =========
EARNINGS PER SHARE                       $    0.24  $    0.24       $    0.92      $    0.63
                                         =========  =========       =========      =========
FUNDS FROM OPERATIONS
  Net income                             $   9,489  $   8,123       $  35,810      $  21,046
  Add:  depreciation and amortization
        of real estate assets                9,316      8,459          27,734         25,156
  Add:  amortization of initial direct
        costs of leases                        545        592           1,693          1,777
  Less: loss/(gain) on sale of real
        estate                                 659        ---          (6,375)           ---
                                         ---------  ---------       ---------      ---------
  Funds from operations                  $  20,009  $  17,174       $  58,862      $  47,979
                                         =========  =========       =========      =========
  Funds from operations per share        $    0.51  $    0.50       $    1.52      $    1.45
                                         ---------  ---------       ---------      ---------
  Weighted average shares outstanding       39,242     34,236          38,838         33,193
============================================================================================
                                                                September 30,   December 31,
BALANCE SHEET DATA                                                  1997           1996
------------------                                              -------------   ------------
ASSETS
  Real estate, at cost                                          $   1,299,321   $  1,147,865
  Accumulated depreciation and amortization                          (238,815)      (223,553)
                                                                -------------   ------------
                                                                    1,060,506        924,312

  Mortgage notes receivable                                            38,256         27,913
  Cash and investments                                                  4,687         11,041
  Receivables                                                          17,113         17,294
  Other assets                                                         35,742         54,746
                                                                -------------   ------------
TOTAL ASSETS                                                    $   1,156,304   $  1,035,306
                                                                =============   ============
LIABILITIES AND SHAREHOLDERS' EQUITY
  Obligations under capital leases & mortgages payable          $     222,160   $    229,189
  Notes payable                                                        69,555         66,106
  Senior Notes                                                        255,000        215,000
  5 1/4% Convertible subordinated debentures                           75,289         75,289
  Other liabilities                                                    69,995         60,837

SHAREHOLDERS' EQUITY                                                  464,305        388,885
                                                                -------------   ------------
                                                                $   1,156,304   $  1,035,306
                                                                =============   ============

                               GLOSSARY OF TERMS



AVERAGE OCCUPANCY COSTS: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

ECONOMIC OCCUPANCY: The square footage generating rental income expressed as a percentage of its total rentable square feet.

LEASES SIGNED - COMPARABLE: Represents leases signed on spaces for which there was a former tenant.

LEASES SIGNED - NONCOMPARABLE: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

LEASES SIGNED - PRIOR RENT: Total rent paid by the previous tenant; includes minimum and percentage rent.

OCCUPANCY: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

OVERALL OCCUPANCY: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

SAME CENTER OCCUPANCY: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

TENANT IMPROVEMENT COSTS: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.